                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   ----------


         Date of Report (Date of earliest event reported): AUGUST 3, 1999
                                                           --------------


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                          0-23150                    04-2987600
-------------                          -------                    ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (978) 777-4247
                                                             --------------



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ITEM 5.   OTHER EVENTS.

         On August 3, 1999, the Registrant publicly disseminated a press release announcing the pricing of its public offering of 1,000,000 shares of common stock, which are being issued and sold by the Registrant at $27.00 per share. The offering is being underwritten by SoundView Technology Group, Inc. ("SoundView") pursuant to the terms of an Underwriting Agreement between the Registrant and SoundView dated August 3, 1999.

         The Registrant intends to use the net proceeds raised from the offering of the shares to fund research and development, capital expenditures, working capital and for other general corporate purposes.

         The information contained in the Underwriting Agreement and in the press release is incorporated herein by reference and filed as Exhibits 1.1 and 99.1 hereto, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

Exhibit
Number            Description
------            -----------

   1.1 Underwriting Agreement between the Registrant and SoundView Technology Group, Inc. dated August 3, 1999.

  99.1        The Registrant's Press Release dated August 3, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBIS TECHNOLOGY CORPORATION
                                       -----------------------------------------
                                                (Registrant)



Date: August 3, 1999                   By: /s/ Debra L. Nelson
                                           -------------------------------------
                                       Debra L. Nelson, Chief Financial Officer



                                       3

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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

1.1                        Underwriting Agreement between
                           the Registrant and SoundView Technology
                           Group, Inc. dated August 3, 1999.

99.1                       The Registrant's Press Release
                           dated August 3, 1999


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